UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RAPT Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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** Exercise Your
Right
to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 18, 2020.
RAPT THERAPEUTICS, INC.
RAPT THERAPEUTICS, INC.
BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O RAPT THERAPEUTICS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717
Meeting Information
Meeting Type:    Annual Meeting
For holders as of:    April 23, 2020
Date: June 18, 2020    Time: 9:00 AM PDT
Location: Meeting to be held live via the internet-please visit www.virtualshareholdermeeting.com/RAPT2020 to attend. Be sure to have the information that is printed in the box marked by the arrow
    XXXX XXXX XXXX XXXX    available.
Due to the public health concerns regarding the
COVID-19 outbreak, the Annual Meeting will be
held in a virtual format only.
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
D15993-P40316

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT    ANNUAL REPORT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow    XXXX XXXX XXXX XXXX    (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:    www.proxyvote.com
2) BY TELEPHONE:    1-800-579-1639
3) BY E-MAIL*:    sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow        XXXX XXXX XXXX XXXX    (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2020 to facilitate timely delivery.
How
To
Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by
the arrow        XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
To vote during the Annual Meeting, go to www.virtualshareholdermeeting.com/RAPT2020. Have the information
that is printed in the box marked by the arrow        XXXX XXXX XXXX XXXX    (located on the following page)
available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
D15994-P40316

Voting Items
The Board of Directors recommends you vote FOR
the following:
1.     Election of Directors
Nominees:
01) Brian Wong, M.D., Ph.D.
02) Mary Ann Gray, Ph.D.
03) Peter Svennilson
The Board of Directors recommends you vote FOR the following proposal:
2.     Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of RAPT Therapeutics, Inc.
for its fiscal year ending December 31, 2020.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Due to the public health concerns regarding the COVID-19 outbreak, the Annual Meeting will be held in a virtual format only.
D15995-P40316